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                            ENRON OIL & GAS COMPANY
                              LIST OF SUBSIDIARIES                    EXHIBIT 21

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                                                                          Date of          Where
                                 Company Name                          Incorporation    Incorporated
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
Enron Oil & Gas Company                                                   06/12/85     Delaware
      Enron Oil & Gas International, Inc.                                 05/27/93     Delaware
           EOGI-Trinidad, Inc.                                            06/02/93     Delaware
                EOGI Trinidad Company                                     06/02/93     Cayman Islands
                     Enron Gas & Oil Trinidad Limited                     11/04/92     Trinidad
                          Enron Oil & Gas Capital Management I, Ltd.      12/08/95     Cayman Islands
           EOGI - Trinidad U(a) Block, Inc.                               11/07/95     Delaware
                EOGI Trinidad - U(a) Block Company                        11/09/95     Cayman Islands
                     Enron Gas & Oil Trinidad - U(a) Block Limited        11/10/95     Cayman Islands
           EOGI-Australia, Inc.                                           06/02/93     Delaware
                EOGI Australia Company                                    06/02/93     Cayman Islands
                     Enron Exploration Australia Pty Ltd                  11/23/92     Australia
           EOGI-France, Inc.                                              06/02/93     Delaware
                Enron Exploration France S.A.                             11/13/92     France
           EOGI-Russia, Inc.                                              07/29/93     Delaware
                Enron Exploration and Production (Russia) Limited         11/09/92     Cyprus
           EOGI-Kazakhstan, Inc.                                          07/29/93     Delaware
                Enron Oil & Gas Kazakhstan Ltd.                           08/18/94     Cayman Islands
           EOGI-United Kingdom, Inc.                                      07/29/93     Delaware
                EOGI United Kingdom Company B.V.                          12/04/81     The Netherlands
                     Enron Oil UK Limited                                 05/22/90     England
           EOGI-India, Inc.                                               03/17/94     Delaware
                Enron Oil & Gas India Ltd.                                06/02/93     Cayman Islands
           EOGI-China, Inc.                                               08/18/94     Delaware
                Enron Oil & Gas China Ltd.                                08/19/94     Cayman Islands
           EOGI-Qatar, Inc.                                               09/22/94     Delaware
                Enron Oil & Gas Qatar Ltd.                                09/23/94     Cayman Islands
           EOGI-Uzbekistan, Inc.                                          01/30/95     Delaware
                Enron Oil & Gas Uzbekistan Ltd.                           01/31/95     Cayman Islands
           EOGI - Kuwait, Inc.                                            04/11/95     Delaware
                Enron Oil & Gas Kuwait Ltd.                               04/12/95     Cayman Islands
           EOGI - Algeria, Inc.                                           11/07/95     Delaware
                Enron Oil & Gas Algeria Ltd.                              11/09/95     Cayman Islands
           Enron Oil & Gas Jordan Ltd.                                    12/08/95     Cayman Islands
           Enron Oil & Gas Venezuela Ltd.                                 01/11/96     Cayman Islands
      Enron Oil & Gas - Carthage, Inc.                                    03/21/95     Delaware
      ERSO, Inc.                                                          04/24/67     Texas
      Enron Oil & Gas Property Management, Inc.                           04/20/95     Delaware
      Enron Oil & Gas Investments, Inc.                                   04/24/95     Delaware
      EOG Expat Services, Inc.                                            02/01/96     Delaware
      Enron Oil & Gas Marketing, Inc.                                     04/09/90     Delaware
      EOG - Canada, Inc.                                                  03/13/85     Delaware
           EOG Company of Canada                                          12/14/95     Nova Scotia
           EOG Canada Company Ltd.                                        12/12/95     Alberta
                Enron Oil Canada Ltd.                                     04/01/82     Alberta
      Nilo Operating Company                                              04/04/94     Delaware
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